FNEX Ventures

Supplement dated September 1, 2020
to the Prospectus and Statement of Additional Information (“SAI”),

each dated September 23, 2019

The Board of Trustees (the “Board”) of FNEX Ventures (the “Fund”) has approved a Plan of Liquidation (the “Plan”) for the Fund, which became effective on August 31, 2020. FNEX Advisor, LLC (the “Advisor”) recommended that the Board approve the Plan due to limited growth in Fund assets and high operating costs at the Fund’s current size. As a result, the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate on or about September 15, 2020 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. On the Liquidation Date, shareholders will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

Between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-877-244-6235.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-877-244-6235.